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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) October 28, 1997
                                                          ----------------

                        CITIZENS FIRST FINANCIAL CORP.
                        ------------------------------
            (Exact name of registrant as specified in its charter)

      Delaware                       1-14274                    37-1351861
      --------                       -------                    ----------
(State or other Jurisdiction of    (Commission                 (IRS Employer
incorporation or organization)     File Number)             Identification No.)

             2101 N. Veteran Parkway, Bloomington, Illinois 61704
             ----------------------------------------------------
                   (Address of principal executive offices)

                                (309) 661-8700
                                --------------
               (Issuer's telephone number, including area code)

                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report.)



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      Item 5.     Other Events
                  ------------

      On October 20, 1997 the Board of Directors of Citizens First Financial Corp. elected Ronald C. Wells as Chairman after accepting the resignation of Dr. Donald L. Wainscott. The press release announcing the election is attached.

      Item 7.     Financial Statements and Exhibits
                  ---------------------------------

      (a) None
      (b) None
      (c) Exhibits

Exhibit No.                                                Page
-----------                                                ----
99.1      Press release dated October 23, 1997               3



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     October 28, 1997       By: /s/ C. William Landefeld
                                      ------------------------
                                          C. William Landefeld
                                          President and Chief Executive Officer



Dated:     October 28, 1997       By: /s/ Dallas G. Smiley
                                      --------------------
                                          Dallas G. Smiley
                                          Senior Vice-President and
                                          Chief Financial Officer





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